Supplement to the
Fidelity® Total Bond ETF
December 30, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Brian Day (Co-Portfolio Manager) has managed the fund since 2024.
Stacie Ware (Co-Portfolio Manager) has managed the fund since 2024.
T14-SUSTK-1024-102 1.9887763.102	October 1, 2024